Exhibit 3.1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20211343679	Annual List - 03/30/2021	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Annual or Amended List and State Business License Application ANNUAL AMENDED (check one) List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers: BONANZA GOLDFIELDS CORP. NV20081298721 NAME OF ENTITY Entity or Nevada Business Identification Number (NVID) TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT IMPORTANT: Read instructions before completing and returning this form. Please indicate the entity type (check only one): Corporation This corporation is publicly traded, the Central Index Key number is: Nonprofit Corporation (see nonprofit sections below) Limited - Liability Company Limited Partnership Limited - Liability Partnership Limited - Liability Limited Partnership Business Trust Corporation Sole Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page. CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below. Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entities formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license. Unit - owners' Association Religious, charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C. $501(c) For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box Does the Organization intend to solicit charitable or tax deductible contributions? No - no additional form is required Yes - the "Charitable Solicitation Registration Statement" is required. The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required **Failure to include the required statement form will result in rejection of the filing and could result in late fees.** page 1 of 2 Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20211343679 Filed On 03/30/2021 09:10:55 AM Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

CORPORATION, INDICATE THE TREASURER:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

CORPORATION, INDICATE THE SECRETARY:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Barbara Bauman

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

President
Title

03/30/2021
Date

page 2 of 2

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20200545254	Annual List - 03/17/2020	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Annual or Amended List and State Business License Application ANNUAL AMENDED (check one) List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers: BONANZA GOLDFIELDS CORP. NV20081298721 NAME OF ENTITY Entity or Nevada Business Identification Number (NVID) TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT IMPORTANT: Read instructions before completing and returning this form. Please indicate the entity type (check only one): Corporation This corporation is publicly traded, the Central Index Key number is: 0001439264 Nonprofit Corporation (see nonprofit sections below) Limited - Liability Company Limited Partnership Limited - Liability Partnership Limited - Liability Limited Partnership Business Trust Corporation Sole Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page. CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below. Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entities formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license. Unit - owners' Association Religious, charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C. $501(c) For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box Does the Organization intend to solicit charitable or tax deductible contributions? No - no additional form is required Yes - the "Charitable Solicitation Registration Statement" is required. The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required **Failure to include the required statement form will result in rejection of the filing and could result in late fees.** page 1 of 2 Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20200545254 Filed On 03/17/2020 06:35:26 AM Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

CORPORATION, INDICATE THE TREASURER:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

CORPORATION, INDICATE THE SECRETARY:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
BARBARA M BAUMAN	USA		
Address	**City**	**State**	**Zip/Postal Code**
6440 SKY POINTE DR STE 140-412	LAS VEGAS	NE	89131

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Frederick C. Bauman

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
Officer	03/17/2020

page 2 of 2

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20190194740	Articles of Merger - 10/01/2019	4


THE GREAT SEAL OF THE STATE OF
NEVADA

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: Conversion Exchange Merger 1 . Entity Information : (Constituent, Acquired or Merging) Entity Name: COMSTOCK GOLDFIELDS LLC Jurisdiction: Nevada Entity Type*: Domestic Limited - Liability Company (86) If more than one entity being acquired or merging please attach additional page. 2. Entity Information: (Resulting, Acquiring or Surviving) Entity Name: BONANZA GOLDFIELDS CORP. Jurisdiction: Nevada Entity Type*: Domestic Corporation (78) 3. Plan of Conversion, Exchange or Merger: (select one box) The entire plan of conversion, exchange or merger is attached to these articles. The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited - liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only) 4. Approval: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required form for the : Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non - profit corporation (NRS 92A.160): Non - profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/survivin g Name of acquired/merging entity BONANZA GOLDFIELDS CORP. Name of acquiring/surviving entity 5. Effective Date and Time: (Optional) Date: Time: (must not be later than 90 days after the certificate is filed) BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov * corporation, limited partnership, limited - liability limited partnership, limited - liability company or business trust. Page 1 of 4 Filed in the Office of Secretary State Of Nevada Business Number E0146042008 - 1 Filing Number 20190194740 Filed On 10/01/2019 07:16:12 AM Number of Pages 4

Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: Conversion Exchange Merger 4. Approval Continue d: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required form for the : Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non - profit corporation (NRS 92A.160): Non - profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/survivin g Name of acquired/merging entity Name of acquiring/surviving entity 4. Approval Continue d: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required form for the : Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non - profit corporation (NRS 92A.160): Non - profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/survivin g Name of acquired/merging entity Name of acquiring/surviving entity BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov * corporation, limited partnership, limited - liability limited partnership, limited - liability company or business trust. Page 2 of 4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: ______ Country: **USA** Care of: ______ Address: **6440 Sky Pointe Dr., Suite 140-149** City: **Las Vegas** State: **NV** Zip/Postal Code: **89131**
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☑ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☐ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law the jurisdiction governing the constituent entity. Signatures - must be signed by: 1.If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2.If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. ______ Name of constituent entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 3 of 4

Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 9. Signature Statement Continued: (Required) Exchange: Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited - liability limited partnership; A manager of each Nevada limited - liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230) Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange. The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. Merger: Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited - liability limited partnership; A manager of each Nevada limited - liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230). The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. 10. Signature(s): (Required) If more than one entity being acquired or merging please attach additional page of informaiton and signatures. BONANZA GOLDFIELDS CORP. Name of acquiring/merging entity X Frederick C Bauman Authorized Signer 10/01/2019 Signature(Exchange/Merger) Title Date BONANZA GOLDFIELDS CORP. Name of acquiring/merging entity X Barbara Bauman President 10/01/2019 Signature(Exchange/Merger) Title Date X Signature of Constituent Entity(Conversion) Title Date Please include any required or optional information in space below: (attach additional page(s) if necessary) BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov * corporation, limited partnership, limited - liability limited partnership, limited - liability company or business trust. Page 4 of 4

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number: W2021081900834 - 1530832

Reference Number: 20211690374

Through Date: 08/19/2021 11:04:20 AM

Corporate Name: BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20190114487-97	Annual List - 03/15/2019	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20190114487 - 97 Filed On 03/15/2019 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20180117333-89	Certificate of Designation - 03/14/2018	7

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20180117333 - 89 Filed On 03/14/2018 Number of Pages 7

ATTACHED SHEETS CERTIFICATE OF DES[GNATION, PREFERENCES AND RIGHTS of SERIES C CONVERTIBLE PREFERRED STOCK of BONANZA GOLDFIELDS CORP. (Pursuant lo NRS 78.1955) I. DESIGNATION AND AMOUNT The designation of this series, which consists of l share of Preferred Stock, is the Series C Convertible Preferred Stock (the "Series C Preferred Stock") and the face amount shall be One Dollar ( $ 1 . 00 ) per share (the "Face Amount") . II. CERTAIN DEFI1'1TIONS For purposes of this Certificate of Designation, in addition to the other terms defined herein, the following terms shall have the following meanings·, A. "business day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of Nevada are authorized or obliga 1 ed by law, regulation or executive order to close . B. "Conversion Date" means, for any Optional Conversion (as defined in Article IV . A below), the date specified !n the notice of conversion in the form attached hereto (the "Notice of Conversion"), so long as a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 11 : 59 p . m . , Las Vegas time, on the Conversion Date indicated in the Notice of Conversion ; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation . C. "Issuance Date" means the date of the closing under the Share Exchange Agreement by and among the Corporation and the purcha ers named therein (the "Subscription Agreement"), pursuant to which the Corporation issues, and such purchasers acquire, shares of Series C Preferred Stock upan the terms and condition stated therein . D. "Majority Holders" means the holders of a majority of the then out Ulnding hares of Serie C Preferred Stock . III, DIVIDENDS: The Series C Preferred Stock shall bear dividends only to the extent lawfully declared by the Corporation's Board of Directors. IV. CONVERSION A. Conversion at the Option of the Holder . Subject to the limitations on conversiom contained in Article X, each holder of shares of Series C Preferred Stock may, at any time, convert (an "Optional Conversion") each of its shares of Series C Preferred Stock into a number of fully paid and non"assessable shares of Common Stock determined in accordance with the following formula : 9.99 % of the outstanding shacys of common stock (minus) the number of shares of comn,on stock then owned by the holder ; provided. however, that any Optional Conversion must involve the conversion of all of holder's shares of Series C Preferred Stock. 1

B. Mechanics of Conversion . In order to effect an Optional Conversion, a holder shall· (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention : Secretary) and (ii) surrender or cause to be surrendered the original certificates representing the Series C Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon a practicable thereafter to the Corporation . Upon receipt by the Corporation of a facsimile copy of a ! \ 'otice of Conversion from a holder, the Corporation &hall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the con version . The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation lhat such Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XI . B hereof . ( i ) Delivery of Common Stock Upon QJ;nverslon . Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) sha 11 , no later than the later of (a) the second business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XLB) (the "Delivery Period"), issue and deliver (i . e . , deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock being converted and (y) a certificate representing the number of shares of Series C Preferred Stock not being converted, if any . Notwithstanding the foregoing, if the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Subscription Agreement) and the bolder lhereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Subscription Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer") . If the aforementioned conditions tu a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion . Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer . ( ii ) Taxes. The Corporation hall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series C Preferred Stock. (iii) No Fractional Shares . If any conversion of Series C Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series C Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the ten day average Closing Sales Price of the Common Stock at such time, and the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be the next lower whole number of shares . If tlie Corporation elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock . (iv) Conversion Disputes . In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock in accordance with subparngrapb (i) above as are not disputed . If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within three business days of receipt of the Notice of Conversion . The accountant, at the Corporation's sole expense, sh . all promptly audit the calculations and notify the Corporation and the holder of the results no later than three business days from the date it receives the disputed calculations . The accountant's calculation shall be deemed conclusive, absent manifest error . The Corporation shal! lhen issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) 11 b 0 ve . 2

C. No Optional Redemption by the Corporation . The Corporation shall not have the right to redeem shares of the Series C Preferred Stock: VJ . RANK All shares of the Series C Preferred Stock shall rank (i) prior to the Corporation's Common Stock and any class or series of capiUll sto .: k of the Corporation hereafter created (unless, with the consent of the Majority Holders obtained in accordance with Article IX hereof, such class or serles of capital stock specifically, by its terms, ranks enior to or par/ paw, with the Series C Preferred Stock) (collectively with the Conunon Stock, "Junior Securities") ; (ii) pari pass 11 . with any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article IX hereof) specifically ranking, by its terms, on parity with the Series C Preferred Stock (the "Pari Pas/iu Securities") ; and (iii) junior to any class or series of capital stock of the Corporation hereafter created (with the Mitten consent of the Majority Holders obtained in accordance with AJ - ticle IX hereof) specifically ranking, by its terms, senior to the Series C Preferred Stock (collectively, the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary . VII . LIQUIDATION PREFERENCE : None vm . ADJUSTMENTS TO THE CONVERSION PRICE Distributions . If, at any time after lh . e Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i . e . , a spin - off)) (a "Distribution"), then the holders of Series C Preferred Stock shall be entitled, upon any conversion of shares of Series C Preferred Stock after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets that would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article X) had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made) . IX . VOTL'l"G RIGHTS The holders of the Series C Preferred Stock shall have no voting power whatsoever, except as otherwise provided by the Nevada Revised Statutes (the "NRS"), in this Article IX . Notwithstanding the above, the Corporation shall provide each holder of Series C Preferred Stock with prior notification of any meeting of the stockholders (and coples of proxy materials and other information sent to stockholders) . Iflhe Corporation takes a record of its stockholders for the purpose of determining stockholders entitled to (i) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (inducting by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (ii) to vote in connection with any proposed sale, lease or conveyance of all or substantially aJl of the asset of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder of Series C Preferred Stock, at least L'i days prior to the record date specified therein (or 45 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time . 3

To the extent that under the NRS the vote of the holders of the Series C Preferred Stock, voting separately as ıı class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series C Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders (except as otherwise may be required under the NRS) shall con titute the approval of such action by the class. To the extent that under the JiRS holders of the Series C Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to a number ofvo(es equal to the number of shares of Common Stock into which Il is then convertible (subject to the limitations contained in Article X) using the record date for the taking of such vote of stockholders as the date a of which the Conversion Price is calculated.

If in connection with any Liquidation Event, the holders of the Series C Preferred Stock are entitled to vote to approve such Liquidation Event as a class, then the holders of such Series C Preferred Stock shall agree to vote their shares in favor of the Liquidation Event, conditioned on the receipt by all holders of Series C Preferred Stock of their respective Liquidation Preference, in foll.

X. LIMITATIONS ON CERTAIN CONVERSIONS Ai'/D PAYMENT OF DIVIDENDS

The conversion of shares of Series C Preferred Stock and the payment of Dividends in shares of Series C Preferred Stock shall be subject to thefollowing limitations (each of which limitations shall be applied independently):

A <u>Restrictions on Conversion and Payment of Dividends in Shares of Series C Preferred Stock</u>. In no event shall the Corporation issue Series C Preferred Stock to any holder of Series C Preferred Stock as payment of any Dividend, and in no event shall a holder of shares of Series C Preferred Stock of the Corporation have the right to convert shares of Series C Preferred Stock into shares of Common Stock to the extent that such payment of Dividend or right to effect such conversion would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock. For purposes of this Paragraph B, beneficial ownership shall be determined in accordance with Section J 3(d) of the Exchange Act and Regulation 13D-G thereunder. The restriction contained in this Paragraph B may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Majority Holders shall approve, In writing, Slch alteration, amendment, deletion (lr change. In the event the Corporation is prohibited from i suing Series C Preferred Stock to any holder of Series C Preferred Stock as payment of any Dividend, it shall pay such Dividend to such holder in cash.

XI. MISCELLANEOUS

A <u>CanceUation of Series C Preferred Stock</u>. If any shares of Serie C Preferred Stock are converted pursuant to Article IV, the shares so converted or redeemed shall be canceled, sha!l return to the status of authori1ed, but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series C Preferred Stock.

B. <u>Lost or Stolen Certificates</u>. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(sJ and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Preferred Stock Certificate(s) (Sllrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date at cost to holder. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Serles C Preferred Stock.

C. <u>Status as Stockholder</u>. Upon submission of a Notice of Conversion by a holder of Series C Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would e;,;ceed the Company's authorized shares of Common Stock under its Articles of Incorporation) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series C Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such sh·dres of Common Stock and to any remedies provided herein or otherwi e available at Jaw or in equity to such holder

4

because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding · the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the sixth business day after the expiration of the Delivery Period with respect to a conversion of Series C Preferred Stock for any reason, then (unless the holder otherwise elects to retain its &tatus as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such six business day pedod after expiration of the Delivery Period) the holder shall regain the rights of a holder of Series C Preferred Stock with respect to such unconverted shares of Series C Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted hares to the holder . In all cases, the holder shall retain all of its rights and remedies for the Corporation's failure to convert Series C Preferred Stock . D. Remedies Curoulativ . The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damage for any failure by the Corporation to comply with the terms of this Certificate of Designation . The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series C Preferred Stock and that the remedy at law for any such breach may be inadequate . The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of Series C Preferred Stock shall be entitled, in addition lO all other available remedies, to an injunct \ on restraining any breach, without the necessity of showing economic loss and without any bond or other security being required . E. Waiver . Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series C Preferred Stock granted hereunder may be waived as to all hares of Series C Preferred Stock (and the holders thereof) upon the mitten consent of the Majority Holders, unless a higher percentage is required by applicable law, in which case the mitten consent of the holders of not Jess than such higher percentage of shares of Series C Preferred Stock shall be required . F. Notices . Any notices required or pe 1 mitted to be given under the terms hereof shall be sent by certified or registered mail (remm receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each caseaddressed to a party . The addresses for such communications are (i) if to the Corporation to Bonanza Guldfie!ds Corp . , 6440 Sky Pointe Dr . , Ste 140 - 149 , Las Vegas, NV 89131 , Attention : President, and (ii) if to any holder to the address set forth under such holder's name on the execution page to the Subscription Agreement, or such other address as may be designated in mi ting hereafter, in the same manner, by such person . I WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this 13 th day of March, 2018 . BONANZA G0LDF1ELD8 CORP. 5

NOTICE OF CONVERSION (To be Executed by the Registered Holder in order to Convert the Series C Preferred Stock) The undersigned hereby irrevocably elects to convert "Conversion"), represented by Stock Certificate No(s). shares of Series C Preferred Stock (the (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of Bonanza Goldfields Corp . (the "Corporation") according to the conditions of the Certificate of Designation, Preference and Rights of Series C Convertible Preferred Stock (the "Certificate of Designation"), as of the date written below . If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay aJJ transfer taxes payable with respect thereto . No fee wiU be charged to the holder for any conversion, except for transfer taxes, if any . Each Preferred Stock Certificate is attached hereto (or evidence of Joss, theft or destruction thereof) . Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which ls ) with DTC through its Deposit Withdrawal Agent Commission System ('DTC Transfer"). The undersigned acknowledges and agree that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series C Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933 , as amended (the "Act"), or pursuant to an exemption from registration under the Act . r:, In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way ofDTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical cenificates reprc . senting such shares of Common Stock, Date of Conversion: Applicable Conversion Price: Signature; Name: -------------- Address: 5

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20180092468-60	Annual List - 02/28/2018	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20180092468 - 60 Filed On 02/28/2018 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170532520-37	Amended Designation - 12/18/2017	1


THE GREAT SEAL OF THE STATE OF NEVADA

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate online at http://www.nvsos.gov

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170532520 - 37 Filed On 12/18/2017 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170524958-43	Amendment - 12/13/2017	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170524958 - 43 Filed On 12/13/2017 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170119069-96	Certificate of Designation - 03/20/2017	13

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170119069 - 96 Filed On 03/20/2017 Number of Pages 13

A'ITACHED SHEETS CERTIFICATE 0:F DESIGNATION, PREFERENCES AND RIGHTS of SERIES B CONVERTIBLE PREFERRED STOCK of BONANZA GOLDFIELDS CORP. (Pursuant 10 NRS 78.1955) I. DESIGNATION AND AMOUNT The designation of this series, which consists of 1 , 000 , 000 shares of Preferred Stock . is the Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the face amount shall be One Dollar ( $ 1 . 00 ) per share (the"Face Amount") . II. CERTAIN DEFINmONS For purposes of this Certificate of Designation, in addition to the other terms defined herein, the following terms shall have the following meanings : A "business day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of California are authorized or obligated by law, regulation orexecutive order to close. B. [RESERVED] C. "Closing Sales Price" means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation ,and reasonably acceptable to the Majority Holders if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively,"Bloomberg"), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in theover . the - counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the ''pink sheets" by the National Quotation Bureau, Inc . , in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day . If the Dosing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation . D. "Conversion Date" means, for any Optional Conversion (as defined in Article IV . A below), the date specified in the notice of conversion in the fonn attached hereto (the "Notice of Conversion"), so long as a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 11 : 59 p . m . , San Francisco time, on the Conversion Date indicated in the Notice of Conversion ; pro, ; ided, however, that if the Notice of Conversion is not so faxed or otherwise deliveted before such time, then the Conversion Date shall be the dale the holder faxes or otherwise delivers the Notice of Conversion to the Corporation . E. "Conversion Price" one hundred percent ( 100% ) of the average Oosing Sales Price of the Corporation's common stock for the ten trading days immediately prior to the Conversion Date . F. "Default Cure Date" means, as applicable, (i) with respect to a Conversion Default described in clause (i) of Article VI . A, the date the Corporation effects the conversion of the full number of shares of Series B Preferred Stock, (ii) with respect to a Conversion Default dcscnbcd in clause (ii) of Artide VI . A, the date the Corporation issues shares of Common Stock subject to an effective registration statement in satisfaction of all conversions of Series B Preferred Stock in accordance with Article IV, or (iii) with respect to either type of a 1

Conversion Default, the date on which the Corporation redeems sharesof Series B Preferred Stock held by such holder pursuant to Article VI.A G. "Dividend" means initially an amount equal to (Rate)x(N/ 365 )x(Face Amount), where the "Rate" shall initially be equal to . 05 (subject to adjustment as provided below) and "N" means the number of days from the Dividend Commencement Date (as defined in Article ULA below) or the date that the last payment of the Dividend was made in full, as applicable . H. "Excluded Issuance" means (i) the issuance of Common Stock upon the exercise or co 11 version of any Convertible Securities or Purchase Rights outstanding on the Issuance Date and disclosed in Section 3 (c) of the Disclosure Schedule to the Subscription Agreement in accordance with the terms of such Convertible Securitie . , ; and Purchase Rights as of such date ; (ii) the grant of options to purchase Common Stock, with exercise prices not less than the market priceof the Common Stock on thedateof grant, which are issued to employees, officers, directors or consultants of the Corporation for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan approved by the Corporation's BoardofDirectors, and the issuance of Common Stock upon the exercise thereof ; (iii) the conversion of the Series B Preferred Stock . (iv) the issuance of securities in connection with a bona fide public offering at an offering price per share (prior to underwriter's commissions and discounts) of not less than the C' . onvcrsion Price that is underwritten by a nationally recognized underwriting firm, or (v) the issuance of securities in connection with an acquisition or a strategic financing with a software company, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital . I. "Issuance Date" means the date of the closing under the Subscription Agreement by and among the Corporation and the purchasers named therein (the"Sub . scription Agreement"), pursuant to which the Corporation issues, and such purchasers purchase, shares of Series B Preferred Stock upon the terms and conditions stated therein . J. "Majority Holders" means the holders of a majority of the then outstanding shares of Series B Preferred Stock . K. [RESERVED] L. "trading day'' means any day on which the principal United States securities exchange or trading market where the Common Stock is then listed or traded, is open for trading . ID . DIVIDENDS A Dividends on the Series B Preferred Stock shall accrue and shall be cumulative from the date of the first anniversary of the Issuance Date (the"Dividend Commencement Date") . For each outstanding share of Series B Preferred Stock, Dividends shall be payable cumulatively, at the applicable Rate, (a) upon any conversion for each share of Series B Preferred Stock, and (b) within thirty (30) days following December 31 of each year{each, a "Dividend Payment Date"), commencing on December 31 , 2017 and continuing until such shareis fully converted or fully redeemed, except ttlat if any Dividend Payment Date is not a business day, then such Dividend Payment Date shall be the immediately preceding business day . Payment of the Dividend shall be made at the Corporation's election (subject to the limitations set forth in Article XIV below) (i) in cash, or {ii) if aU of the Required Stock Dividend Conditions (as defined below) are satisfied, in such number of shares of Series B Preferred Stock determined by dividing the amount of the Dividend by the Face Amount . B. The"Required Stock Dividend Conditions" shall consist of the following: (i) a registration statement covering the shares of Common Stock issuable upon converr . ion of the Series B Preferred Stock to be issued as a Dividend shall have been filed by the Corporation and declared effective by the United States Securities and Exchange Conunission, and such registration statement continues to be effective up through and including the date of each such Dividend ; 2

(ii) all shares of Common Stock issuable upon conversion of the Series B Preferred Stock to be issued as a Dividend are then (a) authorized for issuance, (b) registered under the Securities Act of I 933 , as amended (the "Securities Act"), for resale by the holders and (c) listed or traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX''), the Nasdaq National Market ("NNM"), or the OTCMarkets Market ("SmallCap") (or the successor to any of them) ; (iii) no Redemption Event (as defined in Article VII . A below) shall have occurred without having been cured ; and (iv) all amounts, if any, then accrued or payable under this Gertificate of Designation shall have been paid . IV. CONVERSION A Conversion at the Option of the Holder . Subject to the limitations on conversions contained in Article XIV, each holder of shares of Series B Preferred Stock may, at any time following the first anniversary of the issuance of the shares and from time to time, convert (an "Optional Conversion") each of its shares of Series B Prefetred Stock into a number of fully paid and non - assessable shares of Common Stock determined in accordance with the following formula : Face Amount Conversion Price ; provided, however, that any Optional Conversion must involve the issuance of at least 1 , 000 shares of Common Stock . B. Mechanics of Conversion . 1 n order to effect an Optional Conversion, a holder shall : (i} fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention : Secretary) and (ii) surrender or cause to be surrendered the original certificates representing the Series B Preferred Stock being converted (the "Preferred Stock Certificates"}, duly endorsed, along with a copy of the Notice of Conversion assoon as practicable thereafter to the Corporation . Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corpotation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion . The Corporation shall not be obligated lo issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XV . B hereof . (i) Delivery of Common Stock Upon Copversimh Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the later of (a) the second business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XV . B) (the "Delivery Period"), issue and deliver (i . e . , deposit with a nationally recognized ovemight courier service postage prepaid) to the holder or its nominee (x) that numher of shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock being converted and (y) a certificate representing the number of shares of Series B Preferred Stock not being converted, if any . Notwithstanding the foregoing, if the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Subscription Agreement) and the holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the tenns of the Subscription Agreement), the Corporation shall cause its transfer agent to promptly electronicaliy transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer") . If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon 3 conversion. Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer. {ii) T a xes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series B Preferred Stock. (iii) No Fractional Shares, If any conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the ten day average Closing Sales Price of the Common Stock at such time, and the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be the next lower whole number of shares . If the Corporation elects not to, or is unable !q, make such a cash payment, the holder shall be entitled to receive . in lieu of the final fraction of a share, one whole Share of Common Stock . (iv) Conversion Dis . pules . In the caseof any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock in accordance with subparagraph (i) above as are t'!Ot disputed If such dispute involves the caJculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations io an independent outside accountant via facs . imile within three business days of receipt of the Notice of Conversion, The accountant, at the Corporation's sole expense, shall promptly audit the calculations and notify the Corporation and the holder of the results no later than three business days from the date ii receives the disputed calculations . The accountant's calculation shall be deemed conclusive, absent manifest error . The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above . (v) Payment_gf Accrued Amounts . Upon conversion of any shares of Series B Preferred Stock, all amounts then accrued or payable on such shares under this Certificate of Designation (including . without limitation, all Dividends) through and including the Conversion Date shall be paid by the Corporation in cash or, in the case of any Dividend, in the manner described in Article III . C. {RESERVED] D. ( i ) Series B Preferred Stock: Optional Redem ption by the CorporatiQn. The Corporation shall have the following rights to redeem shares of the (a) The Corporation shall have the right at any time prior to conversion to redeem any shares of Series B Preferred Stock not previously converted, at a price per share of Series B Preferred Stock equal to the Face Amount plus an amount equal to (x) the Face Amount multiplied by (y) . 05 . (b) Any redemption by the Corporation (i) shall be in accordance with a redemption schedule included in the Subscription Agreement entered into with respect to the shares that are being redeemed or (i) upon the mutual agreement of the C'.orporation and the shareholder, (ii) Any redemption made by the Corporation pursuant to this Article IV . D (the "Company Redemption") shall be made by providing thirty (30) days' advance written notice {the "Company Redemption Notice") to the holders of shares of Series B Preferred Stock . (iii) The Corporation may not deliver to a holder a Company Redemption Notice unless on or prior to the date of delivery of such Company Redemption Notice, the Corporation shall have segregated on the book . '! and records of the Corporation an amount of cash sufficient to pay all amounts to which the holders of shares of Series B Preferred Stock are entitled upon such redemption pursuant to Article IV . D(i) . Any Company Redemption Notice delivered shall be irrevocable and shall be accompanied by a statement executed by a duly authorized officer of the Corporation . 4

(iv) The price per share of Series B Preferred Stock required to be paid by the Corporation pursuant to Article IV . D(i) (the "Company Redemption Amount") shall be paid in cash to the holders whose Series B Preferred Stock is being redeemed within five (5) business days of the effective date of the Company Redemption (the "Company Redemption Date") ; provided, however, that the Corporation shall not be obligated to deliver any portion of the Company Redemption Amount until either the Preferred Stock Certificates being redeemed are delivered to the office of the Corporation or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and delivers the appropriate documentation in accordance with Article XV . B hereof . Notwithstandinganything herein to thecontrary, in theevent that the Preferred Stock Certificates representing the shares of Series B Preferred Stock being redeemed are not delivered to the Corporation or the transfer agent or the holder fails to notify the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed and fails to deliver the appropriate documentation in accordance with Article XV . B hereof prior to the fifth business day following the Company Redemption Date, then the redemption of the Series B Preferred Stock pursuant to this Article IV . D shall still be deemed effective as of the Company Redemption Date, but the Company Redemption Amount shall be paid in ca h to the holder whose sharesof Series B Preferred Stock are being redeemed only within five (5) business days of the date the Preferred Stock Certificates representing such shares are actually delivered to the Corporation or the transfer agent or the holder notifies the Corporation that such Preferred Stock . Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XV . B hereof . (v) Notwithstanding the delivery of a Company Redemption Notice, a holder may conVert some or all of its sharesof Series B Preferred Stock subject to such Company Redemption Notice by the delivery prior to the Company Redemption Date of a Notice of Conversion to the Corporation and otherwise complying with all requirements set forth in Article IV . B . In the event a holder would be precluded from converting any shares of Series B Preferred Stock subject to a Company Redemption Notice due to the limitation contained in Article XIV, the Company Redemption Date, for such holder 1 Jnly, shall automatically be extended by that number of days by which such holder is so precluded ; provided, however, that in no event shall the Company Redemption Date be extended by more than sixty (60) days . V . (RESERVED] shares of Common Stock issuable upon conversion (including any Dividend payable thereon) of such holder's shares of Series B Preferred Stock . If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such bolder shall be entitled to the remedies provided in Article VII . C . VL FAILURE TO SATISFY CONVERSIONS A. Conver sion Defaults. If, at any time, (i) a holder of shares of Series B Preferred Stock submits a Notice of Conversion and the Corporation fails for any reawn to deliver, on or prior to the fifth business day following the expiration of the Delivery Period for such conversion, such number of shares of Common Stock, which shares shall bt subject to an effective registration statement, to which such holder is entitled upon such conversion, or (ii) the Corporation provides written notice to any holder of Series B Preferred Stock (or makes a public announcement via press release) at any time of its intention not to issue sharesof Common Stock, which shares shall be subject to an effective registration statement, upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (each of {i) and (ii) being a "Conversion Default"), then the holder may elect, at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice to the Corporation, to have all or any portion of such holdt . "r's outstanding share of Series B Preferred Stock redeemed by the Corporation for cash, at an amount per share equal to the Redemption Amount (as defined in Article Vll . B) . If the Corporation fails to redeem any of such shares within five businc . days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VJI . C . B. Buy - I11. Cure . Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails to promptly deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series B Preferred Stock or (b) there shall occur a Legend Removal Failure (as defined in Article VII.A(iii) below) and (ii) thereafter, such holder purchases (in an open market transaction or otherwise) shares 5 of Common Stock to make delivery in satisfaction of a sale by such holder of the unlegended shares of Common Stock (the "Sold Shares") which such holder anticipated receiving upon such conversion (a "Buy·In"), the Corporation sha!J pay such holder, in addition to any other remedies available to the holder, the amount by which (x) such holder's total purchase price (including brokerage commissions, if any) for the unlcgcnded shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares . For example, if a holder purchases unlegended shares of Common Stock having a total purchase price of $ 11 , 000 to cover a Buy . In with respect to shares of Common Stock it sold for $ 10 , 000 , the Corporation will be required to pay the holder $ 1 , 000 . A holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pun,uant to this Article VI . B . VIL [RESERVED] VIit RANK All shares of the Series B Preferred Stock shall rank (i) prior to the Corpc ; ,ration's Common Stock and any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the Majority Holden . obtained in accordance with Article XII : hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series B Preferred Stock)(collectively with the Common Stock, ''Junior Securities") ; (ii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article XII hereof) specifically ranking, by its terms, on parity with the Series B Preferred Stock (the "Ptui Passu Securities") ; and (iii) junior to any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article XII hereof) specifically ranking, by its terms, senior to the Series B Preferred Stock (collectively, the "Senior Securities''), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary . IX . LIQUIDATION PREFERENCE A If the Corporation shall commence a voluntary case under the U . S . Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar Jaw, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, 1 rustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U . S . Federal bankruptcy lawsor any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive tlays and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each a"Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities pursuant to the rights, preferences and privileges thereof, if any) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series B Preferred Stock shall have received the Liquidation Preference with respect to each share of Series B Preferred Stock . If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series B Preferred Stock and holders of Pari Passu Securities . , if any, shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the C . Orporation legally available for distribution 10 the Series B Preferred Stock and the Pari Passu Securities, if any, shall be distributed ratably among such shares in proportion to the ratio that the Llquidation Preference payable on each such share bears to the aggregate Llquidation Preference payable on all such shares . B . The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation . 6

C. The "L iquidation Preference " with respect to a share of Series B Preferred Stock means the greater of (i) an amount equal to (x) the Face Amount. divided by (y) the Conversion Price, multiplied by (z) the Cosing Sales Price of the Common Stock on the date of the liquidation Event ; or (ii) an amount equal to the Face Amount thereof plus 5% (five percent) of the Face Amount, less the amount of any Dividends paid to holders - 0 f shares of Series B Preferred Stock during the calendar year in which the Liquidation Event occurs, which subtracted amount shall not exceed 5 % of the Face AtnounL The Liquidation Preference with respect to any Pari Passu Securities, if any, shall be as set forth in the Certificate of Designation filed in respect thereof . [RESERVED] D. X. ADJUSTMENTS TO THE CONVERSION PRICE The Conversion Price shall be subject to adjustment from time to time as follows: A. Stock Splits. Stock Oividends,J tc . If, at any time on or after the Issuance Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, ,combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Conversion Price shall be proportionately increased . In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof . B. Merger, Consolidation, Etc . If, at any time after the Issuance Dale, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value . or as a result of a - subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) (iv) above being a "Corporate Change"), then the holders of Series B Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities am . l/ot other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Comtnon Stock which would have been issuable upon conversion had such Corporate Change not taken place (without giving effect to the limitations contained in Article XIV), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Majority Holders) shall be made with respect to the rights and interests of the holders of the Series D Preferred Stock to the end that the economic value of the shares of Series B Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the 0 : mversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value a, ; compared to the value of the surviving entity's commonstock that existed between the Conversion Price and the value of the Corporation's Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof . The Corporation shall not effect any Corporate Change unless (i) each holder of Series B Preferred Stock has received written notice of such transaction at least 30 days prior thereto, but in no event later than 15 days prior to the record dale for the determination of stockholders entitled to vote with respect thereto, (ii) if required by Section 4 (i) of the Subscription Agreement, the consent of the Purchasers (as such term is defined in the Subscription Agreement) shall have been obtained in accordance with such Section 4 (i), and (iii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonable satisfactory to the Majority Holders) the obligat,ions of this Certificate of Designation (including, without limitation, the obligation to make payments of Dividend accrued but unpaid through the date of such consolidation, merger or sale and accruing thereafter) . The above provisions and shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series B Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassification .. '<, consolidations, mergers, sales, transfers or share exchanges . 7

C. Distributions . If, at any till 1 c after the Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holdersof Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i . e . , a spin - off)) (a "Distribution"), then the holders of Series B Preferred Stock shall be entitled, upon any conversion of shares of Series B Preferred Stock after the date of record for detennining stockholders tmtitled to such Distribution (or if no such record is taken, the date 011 which 1 ! . 'UCh Distribution is declared or made), to receive the amount of such assets that would have been payable to the holder with respect to the shares of Corrunon Stock issuable upon such conversion (without giving effect to the limitations contained in Article XIV) had such holder been the holder of such shares of Common Stock on the record date for the detemtination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made) . D. Convertible Securities and Purchase Rights . If, at any time after the Issuance Date, the Corporation issues any securities or other instruments that are convertible into or exercisable or exchangeable for Common Stock ("Converbl>le Securities'') or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights") pro rata to the record holders of the Common Stock, whether or not such Convertible Securities or Purchase Rightsare immediately convertible, exercisable or exchangeable, then the holders of Series B Preferred Stock shall be entitled, upon any conversion of shares of Series B Preferred Stock after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Sec .. 'llrities or Purchase Rights that such holder would have rec . cived with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article XIV) had such holder been the holderof such shares of Common Stock on the record date for the determination of stockholders entitled to receive such Convertible Securitie .. '> or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued) . If the right to exercise or convert any such O : mvertible Securities or Purchase Rights would expire in accordance with their terms prior to theconversion of the Series B Preferred Stock, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall retnain in effect until 30 daysafter the date the holder of Series B Preferred Stock receivessuch Convertible Securities or Purchase Rights pursuant to the conversion hereof . E. Other Action Affecting Conversion Pr ice . If, at any time after the Issuance Date, the Corporation takes any action affecting the Cornman Stock that would be covered by Article X . A through E, but for the manner in which such action is taken or structured, which would in any way diminish the value of the Series B Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to he equitable under the circumstances . F. Notice of Adju stments . Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article X amounting to a more than one percent ( 1% ) change in such Conversion Price, or any change in the number or type of stock, securities and/or other properly il : isuable upon conversion of the Series B Preferred Stock, the Corporation, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or chaoge is based . The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Conversion Price at the timein effect itnd (iii) the number of shares of Common Stock and theamount, if any, of other securities or property which at the time would be received upon conversion of a share of Series B Preferred Stock . XI . VOTING RJGHTS The holders of the Series B Preferred Stock shaU have no voting power whatsoever, cx : cept as otherwise provided by the Nevada Revised Statutes (the "NRS"), in this Article XI and in Article XII below . Notwithstanding the above, the Corporntion shall provide each holder of Series B Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders) . If the Corporation takes a record of its stockholders for the purpose of determining stockholders entitled to (i) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire 8

(including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or t . o receive any other right, or (ii) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder of Series B Preferred Stock, at least 15 days prior to the record date specified therein (or 45 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time . To the extent that under the NRS the vote of the holders of the Serles B Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affinnative vote or consent of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders (except as otherwise may be required under the NRS) shall constitute the approval of such action by the class . To the extent that under the NRS holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Staci(, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votesequal to the number of shan,s of Common Stock into which it, is then convertible (subject to the limitations contained in Article XIV . B) using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated . If in connection with any Liquidation Event, the holders of the Series B Preferred Stock are entitled to vole to approve such Liqllldation Event as a class, then the holders of such Series B Preferred Stock shall agree to vote their shares in favor of the liquidation Event, conditioned on the receipt by all holders of Series B Preferred Stock of their respective Liquidation Preference, in full . XII. PROTECTION PROVISIONS So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by the NRS) of the Majority Holders : (i) alter or change the rights, preferences or privileges of the Series B Preferred Stock; Notwithstanding the foregoing, nochange pursuant to this Article XII shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series B Preferred Stock then outstanding. xm . [RESERVED] XIV . LIMITATIONS ON CERTAIN CONVERSIONS AND PAYMENT OF DIVIDENDS The conversion of shares of Series B Preferred Stock and the payment of Dividends in shares of Series B Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently) : A. [RESERVED] B. Restrictions on Conversion and Pavment of Dividends in Shares of Series B Preferred Stq . In no event shall the Corporation issue Series B Preferred Stock to any holder of Series B Preferred Stock as payment of any Dividend, and in no event shall a holder of shares of Series B Preferred Stock of the Corporation have the right to convert shares of Series B Preferred Stock into shares of Common Stock to the extent that such payment of Dividend or right to effect such conversion would result in the holder and its affiliates together beneficially owning more than 4.99% of the outstanding shares of Conunon Stock. For purposes of this Paragraph B, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D - G thereunder. The restriction contained in this Paragraph B may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Majority Helde shall approve, 9 in writing, such alteration, amendment, deletion or change . ln the event the Corporation is prohibited from issuing Series B Preferred Stock to any holder of Series B Preferred Stock as payment of any Dividend, it shall pay such Dividend to such holder in cash . XV . MISCELLANEOUS A Cancellation of Series B Preferred $ If any shares of Series B Preferred Stock are converted pursuant to Article IV or redeemed or repurchased by the Corporation, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series B Preferred Stock . B. J .. ost or Stolen Certificates . Upan receipt by the Corporation of (i) evidence of the lQss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation . or (z) in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date at cost to holder . However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series B Preferred Stock . C. [RESERVED] D. [RESERVED] E. Payment of Cash ; DefaultJ? . Whenever the Corporation is required to make any cash payment to a holder under this Certificate of Designation (as payment of any Dividend, upon redemption or otherwise), such cash payment shall be made to the holder within five business days after delivery by such holder of a noticespecifying that the holder elects to receive such payment in cash and the method (e . g . , by check, wire transfer) in which such payment should be made and any supporting documentation reasonably requested by the Corporation to substantiate the holder's claim to such cash payment or the amount thereof . If such payment is not delivered within such five buSlness day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of eighteen percent ( 18% ) and the highest interest rate permitted by applicable law until such amount is paid in full to the holder . F. Status as Stockholder . Upon submission of a Notice of C . Onversion by a holder of Series 8 Preferred Stock, (i) the shares covered thereby (other than the shares, if any,which cannot be issued because their issuance would exceed the Company's authorized shares of Common Stock under its Articles of Incorporation) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation . Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the sixth business day after the expiration of the Delivery Period with respect to a conversion of Series B Preferred Stock for any reason, then (unless the holderotherwise elects to retainits statusas a holder of Common Stock byso notifying the Corporation within five business days after the expiration of such six business day period after expiration of the Delivery Period) the holder shall regain the rights of a holder of Series B Preferre . d Stock with respect to such unconverted shares of Series B Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder . In all cases, the holder shall retain allof its rights and remedies for the Corporation's failure to convert Series B Preferred Stock . G. Remedies Cumulative . The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designatiun, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the tenns of this Certificate of Designation . The Corporatiori acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series B Preferred Stock and that the remedy at iaw for any such breach may be inadequate . The 10

Corporation therefore ll . grees, in the i ;: vent of any such breach or threatened breach, that the holders of Series B Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required . H . W ai ver . Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the written consent of the Majority Holders, unless a higher percentage is required by applicable Jaw, in which case the written consent of the holders of not less than such higher percentage of shares of Series B Preferred Stock shall be required . L No tic es. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confinned facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party . The addresses for such communications are (i) ifto theCorporation to Bonanza Goldfields O : ,rp . , 64 - 40 Sky Pointe Dr .• Ste 140 - 149 , Las Vegas, NV 89131 , Attention : Barbara McIntyre Bauman, and (ii) if to any holder to the address set forth under such holder's name on the execution page to the Subscription Agreement, or such other address as may be designated in writing hereafter, in the same manner, by such person . IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this 17 th day of March, 2017 . BONANZA GOLDFIELDS CORP. By: Name: Barbara McIntyre Title: President and CEO 11

NOTICE OF CONVERSION (To be Executed by the Registered Holder in order to Convert the Series B Preferred Stock) The undersigned hereby irrevocaQly elects to convert "Conversion"), represented by Stock Certificate No(s). shares of Series B Preferred Stock (the (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of Bonanza Goldfields Corp . (the "Corporation") according to the c . onditions of the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock (the "Certificate of Designation"), as of the date written below . If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto . No foe will be charged to the holder for any c . onversion, except for transfer taxes, if any . Each Preferred Stock Certificate is attached hereto (or evidence ofloss, theft or destruction thereof) . Except as may be provided below, the Corporation shall el'ectronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ) with OTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer''). In the event of partial exercise, please reissue a new stock certificate for the number of shares of Serie_s B Preferred Stock which shall not have been converted. The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securitit : s issuable to the unden,igned upon c . onversion of the Series B Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933 , as amended (the "Act''}, or pursuant to an exemption from registration under the Act . In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver lO the undersigned physical certificates representing such shares of Common Stock . Date of Conversion: Applicable Conversion Price: Signature: Name: ------------- Address: _ 12

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170112088-80	Annual List - 03/15/2017	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170112088 - 80 Filed On 03/15/2017 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170057900-51	Amendment - 02/08/2017	1



THE GREAT SEAL OF THE STATE OF NEVADA

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate online at http://www.nvsos.gov

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170057900 - 51 Filed On 02/08/2017 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170057947-02	Noncommercial Registered Agent-Statement of Change - 02/08/2017	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170057947 - 02 Filed On 02/08/2017 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20170055827-17	Annual List - 02/07/2017	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20170055827 - 17 Filed On 02/07/2017 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20150117049-70	Annual List - 03/16/2015	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20150117049 - 70 Filed On 03/16/2015 Number of Pages 2

(PROFIT) INITIAUANNUAL LIST OF OFFICERS AND DIRECTORS OF: BONANZA GOLDFIELDS CORP. ENTITY NUMBER EO146042008 - 1 NAME TITLE(S) MICHAEL STOJSAVLJEVICH DIRECTOR ADDRESS CID' STATE ZIP CODE 736 EAST BRAEBURN DRIVE ,USA PHOENIX AZ 85022 NAME TITLE(S) BAOKY N VU DIRECTOR ADDRESS CID' STATE ZIP CODE 736 EAST BRAEBURN DRIVE , USA PHOENIX AZ 85022 NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE Nevada Secretary of State List Profit AP Revised 3 - 28 - 14

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20140818602-22	Annual List - 12/22/2014	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20140818602 - 22 Filed On 12/22/2014 Number of Pages 2

(PROFIT) INITIAUANNUAL LIST OF OFFICERS AND DIRECTORS OF: BONANZA GOLDFIELDS CORP. ENTITY NUMBER EO146042008 - 1 NAME TITLE(S) MICHAEL STOJSAVLJEVICH DIRECTOR ADDRESS CID' STATE ZIP CODE 736 EAST BRAEBURN DRIVE ,USA PHOENIX AZ 85022 NAME TITLE(S) BAOKY N VU DIRECTOR ADDRESS CID' STATE ZIP CODE 736 EAST BRAEBURN DRIVE , USA PHOENIX AZ 85022 NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE NAME ADDRESS TITLE(S) CID' STATE ZIP CODE Nevada Secretary of State List Profit AP Revised 3 - 28 - 14

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20130328647-46	Annual List - 05/17/2013	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20130328647 - 46 Filed On 05/17/2013 Number of Pages 2

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

BONANZA GOLDFIELDS CORP.

E0146042008-1

NAME	TITLE(S)		
MICHAEL STOJSAVLJEVICH	DIRECTOR		
ADDRESS	CITY	ST	ZIP
736 EAST BRAEBURN DRIVE ,USA	PHOENIX	AZ	85022
NAME	TITLE(S)		
BAOKY N VU	DIRECTOR		
ADDRESS	CITY	ST	ZIP
736 EAST BRAEBURN DRIVE ,USA	PHOENIX	AZ	85022
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	WY	ST	z,e
NAME	TITLE(S)		
ADDRESS	CITY	ST	m
NAME	TITLE(S)		
ADDRESS	CITY	ST	m

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20120772495-99	Amended List - 11/14/2012	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20120772495 - 99 Filed On 11/14/2012 Number of Pages 2

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

BONANZA GOLDFIELDS CORP.

FILE NUMBER
E0146042008-1

NAME	TITLE(S)		
MICHAEL STOJSAVLJEVICH	DIRECTOR		
ADDRESS	CITY	ST	ZIP
2415 EAST CAMELBACK RD SUITE 700 , USA	PHOENIX	AZ	85016
NAME	TITLE(S)		
PETER H CAO	DIRECTOR		
ADDRESS	CITY	ST	ZIP
2415 EAST CAMELBACK RD SUITE 700 , USA	PHOENIX	AZ	85016
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138
North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20120220037-69	Annual List - 03/29/2012	2

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20120220037 - 69 Filed On 03/29/2012 Number of Pages 2

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

BONANZA GOLDFIELDS CORP.

FILE NUMBER
E0146042008-1

NAME	TITLE(S)		
WILLIAM BERRIDGE	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1020WESTWICKENBURG WAY, SUITE E-9 ,USA	WICKENBURG	AZ	85300
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20110648313-59	Amended List - 09/06/2011	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20110648313 - 59 Filed On 09/06/2011 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20110645618-74	Certificate of Resignation - 09/02/2011	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20110645618 - 74 Filed On 09/02/2011 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20110442667-63	Certificate of Designation - 06/15/2011	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20110442667 - 63 Filed On 06/15/2011 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20110243589-95	Amended and Restated Articles - 03/31/2011	6

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20110243589 - 95 Filed On 03/31/2011 Number of Pages 6

From. 8018162599 Page. 5/9 Received by. NV Secretary of State Date. 3/31/2011 12:43:12 PM

RESTATED ARTICLES OF INCORPORATION

Bonanza Goldfields Corp., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1. The original Articles of Incorpora.tion of the corporation were filed with the Secretary of State of Nevada. on March 6, 2008_

2. Pursuant to Chapter 78, Title 7 of Nevada Revised Statutes, thesli: Restated Articles of Incorporation restate ın its entirety and integrate and further amend the provisions of the Articles ofTncorporation of this corporation.

3. The text of the Restated Articles of Incorporation as heretofore restated in its entirety is hereby restated and further amended to read a:; follows:

ARTICLES OF INCORPORATION
OF
BONANZA GOLDFIELDS CORP.

ARTICLE I. :";AME

The name of the corporation is BONANZA GOLDFIELDS CORP. (the "Corporation").

ARTICLE II. REGISTERED OFFICE

The mnne and address of the Corporation's registered office in the State of Nevada is Corporate Creations "-Jetwork, Inc., 8275 S0l.1hEastern Avenue #200, Las Vegas, Nevada 89123.

ARTICLE III. PURPOSE

The purpose or purposes of the corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Law.

ARTICLE TV.CAPITAL STOCK

The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authori7.ed to be issued is Twenty Million (20,000,000). The number of shares of Common Stock authorized to be issued is Five Hundred Million (500,000,000). The Preferred Stock and the Comm.on Stock shall each have a par Yalue of $0.0001 per share.

(A) Provisions Relating to the Comm.on Stock.

(l) Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holders name on. the records of the Corporation on each matters submitted to a vote of the stockholders, except as otherwise reqt1ired by la;.v.

From. 8018162599 Page. 6/9 Received by. NV Secretary of State Date. 3/31/2011 12:43:12 PM

(B) Provisions Relating to the Preferred Stock. The Board of Directors (the "Board") is authori:red, subject to limitations prescribed by law and the provisions of this article IV, to provide fot the issuance of the shares of Preferred Stock in one or more series and by filing a certificate pursuant to the applicable la,v of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, pmvcrs, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof Tl Ic authority of the Board with respect to each series sh.all include but not *be* limited to, determinDtion of the follciv,:ing·

(1) The number of shares constituting that series and distinc6ve designation of that series:

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, at1d, if so, from which dates or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series sh:all have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whetlier that series shall have conversion privileges, andi ff so the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

(5) \.Vhether or not the shares of that series shall be redeemable, and, if so, the terms and conditiom of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates

(6) Whether that series shall have a sinking fWld for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights oftbe shares of that series in the event of voluntary or involuntary Liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if at1y, of payment of share of that series;

(8) Any other relativi: or participation rights, preferences and limitations of that series;

(9) If no shares of any series of Preferred Stock are outstanding, the elimination of the designation, powers, preferences, and right of such shares, in which event such shores shall return to their status as authorized but undesignated Prefeffed Stock.

2

From. 8018162599 Page. 7/9 Received by. NV Secretary of State Date. 3/31/201112:43:13 PM ARTICLE V. BOARD OF DIRECTORS (a) 'Number . The number of directors constituting the entire Board shall be as fixed from time to time by vote ofa majority of the entire Board, provided, however_ . that the number of directors shall not be reduced so as to shorten the term of any director at the time in office . (h) Vacancies. Vacandes on the Board shall be filled by the affirmative vote o.fthe majority of the remaining directors, though kss than a quorum of the Board) or by election at an annual meeting or at a special meeting of the stockholders called for that purpose. (c) Election. The election of directors need not be by v.rritten ballot. ARTICLE VI. BYLA \ VS Tn furtherance and not ii1 limitation of the powers conferred by statute, the Board is expressly atithorized to make, alter, amend or repeal the Bylmvs of the Corporation. ARTICLE Vil. ACQUISITION OF CONTROLLI:s'G INTEREST The Corporation elects not to be governed by NRS 78.378 to 78.3793. mclu.sive. ARTICLE VIII. COMBINATIONS \ VITH INTERESTED STOCKHOLDERS The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive. ARTICLE IX. I:s'DEM:s'IFICATION (a) Right to Indemnification. ll1e Corporation \ . \ ,j_ll indemnify to the fullest extent pennitted by law any person (the qlndcmnitee") made or threatened to be made a party to any threatened. pending or completed action or proceeding, whether civi..l, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent or another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs) charges and expenses (inclttding attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding . (b) Tnurement. The right to indemnification will inure whether or not the claim 5serted is based on matters that predate the adoption of this Article IX, \ Vill continue as to an lndemnitee who has ceased to hold the position by vjttue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives. 3

From. 8018162599 Page. 8/9 Received by. NV Secretary of State Date. 3/31/2011 12:43:13 PM

(c) Non-ex:clusivhy of Rights. The right to indemnifics.tion and to the advancement of expenses confe1Ted by this Article IX are not exclusive of any other rights that an Indemnitee may have or acquire under any statue. bylaw, agreement, vote ofstockho]ders or disinterested directors. the Articles of Incorporation or othenvise.

(d) Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who ,vas or is serving at the request as a director, officer employee or agent of another corporation, partnership) joi.ut venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement or expenses from such other entity.

(e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in c0IU1ection with defending any proceeding from which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

ARTICLE X. LIABILITY

>Jodirector of the Corporation shall be personally llable to the Corporation. or its stockholders for or \\'ith respect to any acts or omissions in the perfonmmce of his or her duties as adirector of the Corporation. Any amendment or repeal of this Article X will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE XI. STOCKHOLDER MEETINGS

l'vfeetings of stockholders may be held within or without the State of Nevada as the Bylaws may provide, The books of the Corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE XII. AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter) change or repeal any provi.sion contained in these Articles oflncorporation, in tl,e manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

4

From. 8018162599 Page. 9/9 Received by. NV Secretary of State Date. 3/31/201112:43:13 PM I, THE UNDERSIGNED, being the Secretary of Bonanza Goidfields Corp. pursuant to Chapter 78, Article 7 of Nevada Revised Statutes, hereby declare and certify, under penalties of 1 perjury, that this is my act and deed and the facts herein .stated arc true and according]y have hereunto set my hand this 31'' day of March, 201 t. David Janney 5

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number: W2021081900834 - 1530832

Reference Number: 20211690374

Through Date: 08/19/2021 11:04:20 AM

Corporate Name: BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20110092018-84	Annual List - 02/04/2011	1


THE GREAT SEAL OF THE STATE OF
NEVADA

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20110092018 - 84 Filed On 02/04/2011 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number: W2021081900834 - 1530832

Reference Number: 20211690374

Through Date: 08/19/2021 11:04:20 AM

Corporate Name: BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20100709937-78	Amendment - 09/21/2010	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20100709937 - 78 Filed On 09/21/2010 Number of Pages 2

03/21/2010 11:00 E,022835122 PAMELA PAGE 04/04

W1In"nN CONSENT OF THE BOARD OF DIRECTORS OF BONANZA GOLDFIELDS CORP.

THE **UNDERSIGNED,** being the dire<tors of **BONANZA GOLDFIELDS CORP.,•** Nevada corporation (the "Cmpo'3tion'), pumwnt to Soct;on 78.315, Nevada Revised Starut.5, does hereby adopt theresolw:lons set forth below andupon =ution of this==,t(1he "Conseut"), the **resoluti.om set forth below shall be deemed to be.ve been adopted to the &IIIIe extent and tohaveUle same fon;e and effect as those adopted in albmuu meeting of the** Co:rpotation's **Boml of Directim.,** dulycaTh:d and held fur the pmpose of acting upon proposals to adopt such resolutions:

WHEREAS, **the Board of Directors has detFrmined that it is in the bein inten:sts of the shareholders to increase the IIumbr of shares of' amJiorized common stock be in from** 100,000,000 shares to 200,000,000 maes of common ,tock;

THEREFORI BE IT RESOLVED, dAt the number Of shares o f a u t b common stook he Ujcrcasod from 100,000,000 .l!we5 to 200)000,000 sharca of COD|mm 8b&'9par value $.0001;

JrollTIIER RESOLVED, that Chris l'omkinson or his designee isauthori7.al to execute any documents underl)'lng the- in the autboriud share, ofcommon ll!ock, including the **amendment to the Articles. of Incorporation Qfthe COIPOratIOD. to 00_(iledby the Sct:RWy ofthe** SetteofN""1a ;

FURTBER RESOLVED. thal: eny and all actions heretofore seasonably taken by or on bohalf of the ec.poration in the canduct of its business prior to the date hereof me approved, ratified and confinnad in all reitt abcing the &91isandofthe Corponmem. IIlelulling any IIId all actions heretofure made for or on behAlf or in 'Ibe name of the Corponilion by any of the Corporation's **officers** and directon.

IN **WUNESS WIIEREOF,** the undersigned being the sol•.- of 1he COljXIIIltion, bas **eucuted this Written Coossnteffective asoflhe2lo1 dayofSeptember,2010.**

DIIIECTOI<:

Chris Tomkinson

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20100323443-22	Annual List - 05/11/2010	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20100323443 - 22 Filed On 05/11/2010 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20090859017-81	Certificate of Resignation - 12/15/2009	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20090859017 - 81 Filed On 12/15/2009 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20090859019-03	Certificate of Resignation - 12/15/2009	1

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20090859019 - 03 Filed On 12/15/2009 Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number: W2021081900834 - 1530832

Reference Number: 20211690374

Through Date: 08/19/2021 11:04:20 AM

Corporate Name: BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20090541205-38	Annual List - 07/13/2009	2

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20090541205 - 38 Filed On 07/13/2009 Number of Pages 2

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

BONANZA GOLDFIELDS CORP.

FILE NUMBER
E0146042008-1

NAME ROSE MARIE SOULLIER	TITLE(S) DIRECTOR		
ADDRESS 1224 WASHINGTON AVENUE ,USA	CITY MIAMI BEACH	ST FL	m 33139
NAME	TITLE(S)		
ADDRESS	CITY	ST	m
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	c,n	ST	z,e
NAME	TITLE(S)		
ADDRESS	WY	ST	z,e
NAME	TITLE(S)		
ADDRESS	CITY	ST	m
NAME	TITLE(S)		
ADDRESS	CITY	ST	m

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20090174042-79	Amendment - 02/20/2009	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20090174042 - 79 Filed On 02/20/2009 Number of Pages 2

02/20/2009 16:08 7057191561 PAGE 04/04 WRJTIEN CONSENT OJ! ' THE BOARD OFDIRECTORS OF BONANZA GOLDFIELDS'CORP. TIIE UNJ)f.RSJGNED, bcing the din:cion of BONANZA GOLD FIELDS CORP, a Nevada co1paotion (the "Corporalioo"), pursuant lo Sectipo 78.315, Nevada RfMBed Stalntts, does hereby adopt the ,esolutions set forth below and llpoo executioo of Ibis consent (the "umsent'), 1he resolutioos set forth below shall be deem to have been adopted to the same extent and to have the wne foooc and effect as 1hose '4opted in a formal meeting of the Corporation's Bowd of Dir......, duly called and held for lhc purpose of ading upon propo.als to adopt such resolutions: WIJEREAS, the aoatd of Directors has detennib.cdjthat it is in the best of the shareholders to provide foe a forward spht of the issued and '1larcA of conimon srock on a sevett (7) fw one (I) basi TIIERU'OR.E BE rT IIESOLVED, that the issued outstanding sh.ate,. of common stock are 1 seven (7) f.. - one (I) fmwanl ""'* ,put shall be on M"ch 9, 2009 ( the ,...an ! Dato , sul>Jcct a, date ....Wished by FINRA, sw:h that the forward Block ,plit ,ball to be forward split QQ a seven (7) for one (1) basii (the "Forwani Split} and that the illCOtd date of mch adJ - buod on the - apply to th0se lhweholders as of the close of business on the cl Dmc FURTHER RESOL VEO. that Cbri, tcmkimon « bil deoii,n,o;. authomed to execut< any transaction documents underlying the Fonwrd Split, in the amendmcot: b) the Articles of lnemp<>rotion of the C on t be fil«I by the Scc,,wy of lbj, Stat, ofNcv,da ; FURTIIEJt. USOLVED, d>at any and all actions heret4focc reasonably lakCIJ. by « on behalf of the Corporatioo in the conduct of its business prior to the date hateof are approved, ratified. and oorlfirm.ed in all as being the acts aod deeds of the CIJIPOn1b0t3,. hlud:iog Bil)' and aU actions hen:tofore made for or on behalf or in tbe nam.c of tlul Corporation by - any of lhe Corporation's offiCC'fll and directors. IN WITNESS WIIDl!OF, du, ondemp,d being the sole dire"8r of lhe Corp - on, has "" ƒ """"1 thi, Wri.nen Con!ICUl.effrctive as of the JJQ day of February, 2009. · DIRECTOl \ S: Jt71J . !lwi -- Romy Anne Ralph _,,..r· - "·· · - .;.. - ...,+ - • \ .. I ·."L < \ . \ .·,, ' - '.Jr • - U '•• ,) Ros e Mk. e Sonllier

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20080368363-49	Amended List - 05/30/2008	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20080368363 - 49 Filed On 05/30/2008 Number of Pages 2

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

BONANZA GOLDFIELDS CORP.

FILE NUMBER
E0146042008-1

NAME	TITLE(S)		
ROMY ARALPH	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1224 WASHINGTON AVENUE ,USA	MIAMI BEACH	FL	33139
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20080355169-19	Initial List - 05/27/2008	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at **http://www.nvsos.gov**

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20080355169 - 19 Filed On 05/27/2008 Number of Pages 2

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

BONANZA GOLDFIELDS CORP.

E0146042008-1

NAME	TITLE(S)		
ROMY ANNE RALPH	TREASURER		
ADDRESS	CITY	ST	ZIP
1224 WASHINGTON AVENUE ,USA	MIAMI BEACH	FL	33139
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

[redacted]

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

08/19/2021 11:04:20 AM

Work Order Number:	W2021081900834 - 1530832
Reference Number:	20211690374
Through Date:	08/19/2021 11:04:20 AM
Corporate Name:	BONANZA GOLDFIELDS CORP.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20080157781-39	Articles of Incorporation - 03/06/2008	1

Certified By: Electronically Certified
Certificate Number: B202108191925142
You may verify this certificate
online at http://www.nvsos.gov

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Filed in the Office of Secretary of State State Of Nevada Business Number E0146042008 - 1 Filing Number 20080157781 - 39 Filed On 03/06/2008 Number of Pages 1